UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2010
_______________________

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13950 Stowe Drive
Poway, California  92064
 (Address of principal executive offices, including zip code)

(858) 726-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on April 28, 2010 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 9, 2010. The final voting results from the meeting are set forth below.

Proposal 1: Election of Directors

Based on the following votes, the individuals named below were each elected to serve as our directors until our next annual meeting of stockholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Gerhard F. Burbach	10,024,406	327,820	4,719,275
Todd P. Clyde	10,026,914	325,312	4,719,275
Steven C. Mendell	10,018,639	333,587	4,719,275
R. King Nelson	10,018,143	334,083	4,719,275
Kenneth E. Olson	10,020,079	332,147	4,719,275
John Sayward	10,020,079	332,147	4,719,275

Proposal 2: Ratification of Selection of Independent Auditors

Based on the following votes, the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year was ratified.

Votes For	Votes Against	Abstentions
14,732,310	306,625	32,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Richard B. Slansky
Richard B. Slansky Chief Financial Officer

Date:	July 23, 2010